EXHIBIT NUMBER 10.2

AMENDMENT NO. 4

TO

SALE AND SERVICING AGREEMENT

AMENDMENT NO. 4 dated as of July 8, 2002, among MCG Master Trust (the “Trust”), MCG Finance II, LLC (f/k/a MCG Finance Corporation II), as Seller, and MCG Capital Corporation (f/k/a MCG Credit Corporation), as Originator and Servicer, to that certain Sale and Servicing Agreement dated as of June 1, 2000 (as amended by Amendment No. 1, Amendment No. 2, the Omnibus Amendment thereto and Amendment No. 3, the “Sale and Servicing Agreement”) among the Trust, the Seller, the Originator and the Servicer.

WHEREAS, the Trust, the Seller, the Originator and the Servicer entered into the Sale and Servicing Agreement in connection with the issuance by the Trust of the MCG Master Trust Notes; and

WHEREAS, Section 11.02 (b) of the Sale and Servicing Agreement permits the Sale and Servicing Agreement to be amended from time to time pursuant to the conditions set forth therein; and

WHEREAS, the parties hereto wish to amend the Sale and Servicing Agreement as set forth herein;

NOW THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Sale and Servicing Agreement.

2.    Section 9.01(a)(ix) is hereby amended in its entirety as follows:

(ix)    the consolidated net worth of the Servicer (inclusive of all committed capital), measured as of the end of any fiscal quarter of the Servicer, shall be less than $250,000,000, plus 80% of any equity raised by the Servicer on and after March 31, 2002, plus 100% of the Servicer’s retained earnings on and after March 31, 2002; or

3.    A new Section 9.01(x) is hereby added to read in its entirety as follows:

(x)    the Servicer fails to satisfy the 200% “asset coverage requirement” contained in Section 61(a)(1) of the Investment Company Act of 1940, as amended, and such failure continues unremedied for a period of 90 days.

4.    Section 7.01(a) is hereby amended in its entirety as follows:

(a)    The Servicer shall furnish to the Indenture Trustee and the Administrative Agent (i) promptly, copies of material adverse notices (including, without limitation, notices of defaults, breaches, potential defaults or potential breaches) given to or received from other lenders, (ii) immediately, notice of the occurrence of any Event of Default, Termination Event or Servicer Termination Event or of any situation which the Servicer reasonably expects to develop into an Event of Default, Termination Event or Servicer Termination Event, (iii) copies of the Servicer’s quarterly reports on Form 10-Q, by no later than 5 Business Days after each such report is filed with the Securities and Exchange Commission, (iv) copies of the Servicer’s annual reports on Form 10-K, by no later than 5 Business Days after each such report is filed with the Securities and Exchange Commission and (v) copies of each of the Servicer’s current reports on Form 8-K, by no later than two Business Days after each such report is filed with the Securities and Exchange Commission.

5.    Except as otherwise set forth herein, the Sale and Servicing Agreement shall continue in full force and effect in accordance with its terms.

6.    This Amendment No. 4 may be executed in one or more counterparts, each of which, when so executed, shall be deemed an original; such counterparts, together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 4 to the Sale and Servicing Agreement as of the day and year first above written.

MCG MASTER TRUST

By:	MCG CAPITAL CORPORATION (f/k/a MCG Credit Corporation)

By:	/s/ STEVEN F. TUNNEY
Name: Steven F. Tunney Title: President and Chief Operating Officer

MCG FINANCE II, LLC, (f/k/a MCG Finance Corporation II), as Seller

By:	/s/ STEVEN F. TUNNEY
Name: Steven F. Tunney Title: President and Chief Operating Officer

MCG CAPITAL CORPORATION (f/k/a MCG Credit Corporation), as Originator and Servicer

By:	/s/ STEVEN F. TUNNEY
Name: Steven F. Tunney Title: President and Chief Operating Officer

CONSENTED TO:

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, formerly known as Norwest Bank Minnesota, National Association, not in its individual capacity but solely as Indenture Trustee

By:	/s/ TIMOTHY MATYI

WACHOVIA SECURITIES, INC., (f/k/a First Union Securities, Inc.) as Administrative Agent

By:	/s/ MARY KATHERINE JETT
Name: Mary Katherine Jett Title: Vice President

VARIABLE FUNDING CAPITAL CORPORATION, as Sole Noteholder

By:	WACHOVIA SECURITIES, INC., (f/k/a First Union Securities, Inc.) As attorney-in-fact

By:	/s/ DOUGLAS R. WILSON, SR.
Name: Douglas R. Wilsin, Sr. Title: Vice President